* Confidential treatment has been granted or requested with respect to portions of this exhibit, and such portions have been replaced with "**". Such confidential portions have been deleted and separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.

               CONTAINS CONFIDENTIAL INFORMATION OF NEC AND EMS
                         SUBJECT TO PROTECTIVE ORDER

                       SETTLEMENT AND LICENSE AGREEMENT
                       --------------------------------

This Settlement and License Agreement ("Agreement") is effective as of the 9th day of November 1999 ("Effective Date"), by and between Enhanced Memory Systems, Inc., and NEC Corporation.

WHEREAS, the parties are involved in an Investigation before the United States International Trade Commission, styled In re Certain Enhanced DRAM Devices Containing Embedded Cache Memory Registers, Components Thereof, and Products Containing the Same, Investigation No. 337-TA-421.

WHEREAS, the parties are involved in a lawsuit in the United States District Court for the Northern District of California styled Enhanced Memory Systems, Inc. v. NEC Corporation, NEC Electronics Inc., and NEC USA, Inc., Civil Action No. C98-03841VRW.

WHEREAS, the parties wish to settle all claims, uncertainties and controversies between themselves with respect to certain cache-DRAM type patents.

NOW, THEREFORE, in consideration of the mutual promises and obligations recited herein, the parties agree as follows:

                                 ARTICLE I

                                DEFINITIONS
                                -----------

1.1   "Agreement" means this Settlement and License Agreement.

1.2 "EMS" means Enhanced Memory Systems, Inc., a corporation organized and existing under the laws of Delaware, having a principal place of business at 1850 Ramtron Drive, Colorado Springs, Colorado 80921, and all of its officers, directors, shareholders, employees, servants, attorneys, agents, representatives, predecessors, successors and its corporate parents, subsidiaries and Affiliates including its parent company, Ramtron International Corporation, and its various Affiliates.

                                 Page-3

1.3 "NEC" means NEC Corporation, a corporation organized and existing under the laws of Japan, having a principal place of business at 7-1, Shiba 5-chome Minato-ku, Tokyo 108-8001, Japan, and all of its officers, directors, shareholders, employees, servants, attorneys, agents, representatives, predecessors, successors and its corporate parents, subsidiaries, affiliates and Related Companies, including NEC Electronics Inc. and NEC USA, Inc.

1.4 "Related Companies" means any corporation, company or other entity of which NEC owns or controls, directly or indirectly, now or hereafter, more than fifty percent (50%) of the Voting Rights. "Voting Rights" herein means
(i) the outstanding shares or other securities entitled to vote for the election of directors (or other managing authority) of a corporation, company or other entity in question, or (ii) in case such entity does not have outstanding shares or securities, the ownership interest representing the right to manage such entity.

1.5 "Licensed Patents" shall mean and include U.S. Patents Nos. 5,699,317, 5,721,862 and 5,887,272, all reissues or reexaminations of any of the foregoing, and all U.S. and non-Japanese foreign patents which issue from, or claim priority from, any or all of U.S. Patent Application Serials No. 07/824,211, No. 08/319,289, No. 08/460,665, No. 08/888,371, No. 09/182,994, and
any and all divisions, continuations, continuations-in-part, extensions, renewals, reissues, reexaminations or supplementary protection certificates of any of the foregoing.

1.6 "Licensed Products" shall mean any memory device having (a) a dynamic random access memory portion ("DRAM") and (b) a static memory portion having a plurality of separately addressable blocks that can store data that can be read from the memory device ("SRAM Memory"), in which the DRAM and the SRAM Memory are N-way associative in structure.

1.7 "N-way associative" means that each DRAM location can be mapped into N blocks in the SRAM Memory where N is greater than 1.

1.8 "Customer" shall mean any person or entity other than the manufacturer of the Licensed Product, specifically including but not limited to all controller makers, chip set manufacturers, distributors, equipment manufacturers, and end users.

1.9 "Direct Write-Only Path" shall mean a write-only data path from outside the memory device to the DRAM, which write-only data path does not include the SRAM Memory except for any block of the SRAM Memory that is controlled in such a manner that data can only be written to such block from outside the memory device.

                                 Page-4

                                 ARTICLE II

                                  LICENCE
                                  -------

2.1  License Grant

     2.1.1 EMS grants to NEC a fully paid-up, non-exclusive, worldwide license, with right to sublicense, under the Licensed Patents to make, have made, use, import, sell, offer to sell, or otherwise transfer Licensed Products at any time during the term of the Licensed Patents, except as excluded under Section 2.1.3.

     2.1.2 The rights granted under Section 2.1.1 extend to all Customers of NEC.

     2.1.3 The rights granted under Section 2.1.1 do not extend to the use of the Licensed Products when the Licensed Products are controlled in such a manner that (a) a subportion of the DRAM can only be mapped to one block of the SRAM Memory throughout operation of the device, and (ii) data is written to that subportion of the DRAM through a Direct Write-Only Path.

     2.1.4 EMS grants to NEC the right to sublicense to any third party the rights granted to it under Section 2.1.1.

     2.1.5 All licenses granted under this Agreement are "pass-through" licenses and specifically permit NEC and its Customers to sell Licensed Products to third parties for resale by said third parties under private labels or for incorporation by said third parties in other products without requiring separate licenses between EMS and said third parties or additional payments to EMS. EMS hereby grants to all direct and indirect customers, agents, distributors or other transferees of NEC a non-exclusive worldwide license to use, lease, repair, sell, offer for sale, import, and/or export Licensed Products made by or on behalf of NEC or which incorporate a Licensed Product made by or on behalf of NEC, and to manufacturers for NEC a non-exclusive worldwide license to make Licensed Products for and sell Licensed Products to NEC.

     2.1.6 Any Customer of NEC or user of the Licensed Product shall have the right to enter into a license agreement directly with EMS to exercise the rights reserved in Section 2.1.3 if such Customer of NEC or user of the Licensed Product agrees to pay EMS a license fee
            of    **       .

2.2    **

     2.2.1   **   .

     2.2.2   **   .

                                 Page-5

                                 ARTICLE III

                                  RELEASES
                                  --------

3.1 EMS hereby releases, acquits and forever discharges NEC from any and all liabilities, claims, demands, causes of action or suits, for royalties, damages, interest, lost profits, attorney fees, costs, or any and all other forms of compensation at law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, accrued or unaccrued, now existing or that might arise, whether asserted in Civil Action No. C98-03841VRW or Inv. No. 337-TA-421 or not, as of the Effective Date, arising from or related to any act, omission, event, transaction or matter that was or is the subject matter of Civil Action No. C98-03841VRW or Inv. No. 337-TA-421, save and except any claims relating to the enforcement of this Agreement. This release extends to agents, representatives, suppliers, distributors, dealers, direct and indirect customers, officers, directors and employees of NEC.

3.2 NEC hereby releases, acquits and forever discharges EMS from all liabilities, claims, demands, causes of action or suits, for royalties, damages, interest, lost profits, attorney fees, costs, or any and all other forms of compensation at law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, accrued or unaccrued, now existing or that might arise, whether asserted in Civil Action No. C98-03841VRW or Inv. No. 337-TA-421 or not, as of the Effective Date, arising from or related to any act, omission, event, transaction or matter that was or is the subject matter of Civil Action No. C98-03841VRW or Inv. No. 337-TA-421, save and except any claims relating to enforcement of this Agreement.

3.3 EMS and NEC expressly agree to waive the provisions of California Civil Code Section 1542, which provides:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                                 ARTICLE IV

                        ENFORCEMENT OF THIS AGREEMENT
                        -----------------------------

4.1 At all times, EMS and NEC have the right to initiate legal proceedings to enforce the terms of this Agreement or dismissal. EMS and NEC agree that the United States District Court for the Northern District of California, shall retain jurisdiction over this matter and the action with respect to enforcement of this Agreement or the dismissal.

                                 Page-6

                                 ARTICLE V

                              CONFIDENTIALITY
                              ---------------

5.1 The public version of this Agreement may be distributed freely. The confidential version may only be disclosed under the following circumstances:
(1) EMS and NEC agree in writing to the disclosure, (2) this Agreement is produced pursuant to Court Order or subpoena under an appropriate protective order, (3) disclosure is otherwise compelled by a Court Order, (4) disclosure is deemed necessary or required by the Securities and Exchange Commission or similar regulatory agency requirements, or (5) disclosure is required in order to enter into sales contracts or licensing agreements regarding the Licensed Products.

                                 ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

6.1 EMS and NEC each represents and warrants that it has the right and authority to enter into this Agreement.

6.2 EMS and NEC each warrants and convenants that each person whose signature appears in this Agreement has been duly authorized and has full authority to execute this Agreement on behalf of the party for whom the signature is indicated.

6.3 EMS warrants that it owns the entire right, title and interest in the Licensed Patents.

6.4 By signing this Agreement, NEC does not stipulate or concede to any infringement, validity, or enforceability of the patents subject to this Agreement.

                                  ARTICLE VII

                             TERM AND TERMINATION
                             --------------------

7.1 This Agreement shall be effective on the Effective Date and shall expire on expiration of the last to expire of the Licensed Patents unless earlier terminated pursuant to the terms of this Agreement.

7.2 This Agreement may be terminated by either EMS or NEC for a material breach by the other party of the provisions hereof. Such termination shall be effective twenty (20) days after written notice to the other party of the breach if the breach has not been remedied within such twenty (20) days. The right of either party to terminate under the provisions of this Article shall not be an exclusive remedy, and either party shall be entitled, if the circumstances warrant, alternatively or cumulatively, to damages for breach of this Agreement, to an order requiring performance of the obligations of this Agreement, or to any other legally available remedy.

                                 Page-7

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

8.1 Within three (3) days of the Effective Date of this Agreement, EMS and NEC mutually agree to stipulate to dismissal with prejudice all of their claims and/or counterclaims alleged in Civil Action No. C98-03841VRW, or claims or counterclaims that could have been brought in any action relating to the Licensed Patents. That Joint Stipulation is found in Appendix A. EMS and NEC will each bear its own costs and attorney's fees. EMS and NEC also mutually agree to jointly move to terminate Investigation No. 337-TA-421 based on this Agreement. That Joint Motion is found at Appendix B.

8.2 EMS and NEC agree to issue a mutually acceptable press release. This press release will constitute the only press release that either EMS or NEC will issue regarding this Agreement.

8.3 This Agreement embodies the entire understanding of EMS and NEC with respect to the subject matter hereof, and merges all prior discussions between them, and neither EMS nor NEC shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either EMS or NEC shall alter the meaning or interpretation of this Agreement. No modification, alteration, addition or change in the terms hereof shall be binding on either party unless reduced to writing and duly executed by EMS and NEC.

8.4 If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality, or unforceability shall not affect the validity, legality or enforceability of any other provision in this Agreement unless such holding frustrates the purpose of this Agreement.

8.5 This Agreement may be executed in one or more counterparts, and all so executed shall constitute one agreement, binding on EMS and NEC.

8.6 The Agreement does not constitute either party hereto the agent of the other party for any purpose whatsoever, nor does either party hereto have the right or authority to assume, create, or incur any liability of any kind, express or implied, against or in the name or on behalf of the other party.

8.7 This Agreement shall be interpreted and construed, and the legal relations created herein shall be determined, in accordance with the laws of California and the United States.

8.8 EMS and NEC each agrees to execute, acknowledge and deliver all such further instruments, if any, and to do all such further acts, as may be necessary or appropriate to effectuate this Agreement.

                                 Page-8

8.9 Any and all notices or other communications required or permitted by this Agreement to be served on or given to either party hereto by the other party shall be in writing and delivered or sent to:

If to EMS:

          Craig Rhodine
          Vice President
          Enhanced Memory Systems, Inc.
          1850 Ramtron Drive
          Colorado Springs, Colorado 80921

If to NEC:

          Shigemichi Nidaira
          Vice President, Intellectual Property
          7-1, Shiba 5-chome Minato-ku
          Tokyo 108-8001, Japan

Each party may change its address for purposes of this Agreement by written notice to the other party. All notices or other communications shall be deemed duly served and given on the date when personally delivered to the party to whom it is directed, when transmitted electronically by facsimile, or when deposited in the United States mail, first class, postage prepaid, and addressed to the party at the above address. All communications and documents shall be in the English language.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on the signature page hereof.

ENHANCED MEMORY SYSTEMS, INC.

DATE:  November 9, 1999
BY:    /S/ Craig W. Rhodine
TITLE:  Vice President

NEC CORPORATION

DATE:  November 9, 1999
BY:    /S/ Shigemichi Nidaira
TITLE: Vice President, Intellectual Property

                                 Page-9

                               APPENDIX A

Stephen W. Parrish (Bar No. 82620)
James H. Baird (Bar No. 192722)
FOLEY & LARDNER
One Maritime Plaza
Sixth Floor
San Francisco, California  94111
Telephone: (415) 434-4484

John J. Feldhaus (Pro Hac Vice)
David P. Owen (Pro Hac Vice)
Pavan K. Agarwal (Pro Hac Vice)
FOLEY & LARDNER
3000 K Street, N.W.
Suite 500
Washington, D.C.  20007
Telephone:  (202) 672-5300

Attorneys for Defendants-Counterplaintiffs NEC Corporation,
NEC Electronics, Inc., and NEC USA, Inc.

David A. York (Bar No. 89942)
Anthony I. Fenwick (Bar No. 158667)
Stephen P. McGrath (Pro Hac Vice)
LATHAM & WATKINS
135 Commonwealth Drive
Menlo Park, California  94025
Telephone: (650) 328-4600

Attorneys for Plaintiff Enhanced Memory Systems, Inc.


                        IN THE UNITED STATES DISTRICT COURT
                        NORTHERN DISTRICT OF CALIFORNIA

                           SAN FRANCISCO DIVISION

ENHANCED MEMORY SYSTEMS, INC.,        )
                                      )        Civil Action No. C98-03841 VRW
          Plaintiff,                  )
                                      )
                                      )        STIPULATION OF
                                      )        DISMISSAL AND ORDER
             v.                       )
                                      )
NEC CORPORATION, NEC ELECTRONICS,     )
INC., AND NEC USA, INC.,              )
                                      )
          Defendants                  )
--------------------------------------)

                                 Page-10

IT IS HEREBY STIPULATED by plaintiff Enhanced Memory Systems, Inc. ("EMS") and defendants NEC Corporation, NEC Electronics, Inc. and NEC USA, Inc. (collectively "NEC") through their respective counsel of record that:

     (1) a settlement and license agreement has been entered into by and between the parties;

     (2) all claims, counterclaims, causes of action, and counts alleged in the above-captioned action should be dismissed with prejudice;

     (3) each party shall bear its own costs and expenses in the above-captioned action; and

     (4) the Court shall retain jurisdiction to enforce the parties' agreement.

                           FOLEY & LARDNER
                            John J. Feldhaus (Pro Hac Vice)
                            Stephen W. Parrish

Dated:  11-9-99            By: /S/ John J. Feldhaus
      ----------              -------------------------------
                              John J. Feldhaus (Pro Hac Vice)
                           Attorneys for Defendants-Counterplaintiffs NEC
                           Corporation, NEC Electronics, Inc. and NEC USA, Inc.


                           LATHAM & WATKINS
                            David A. York
                            Anthony I. Fenwick

Dated:  11-9-99            By: /S/ David A. York
      ----------              ----------------------------
                              David A. York
                           Attorneys for Plaintiff-Counterdefendant
                           Enhanced Memory Systems, Inc.


IT IS ORDERED that all claims, counterclaims, causes of action, and counts alleged in Civil Action No. C98-03841 VRW are dismissed with prejudice, each party to bear its own costs. The Court shall retain jurisdiction to enforce the parties' agreement.

Dated this --- day of ---------, 1999      ----------------------------
                                           United States District Judge

                                 Page-11

                                APPENDIX B

                              PUBLIC VERSION

                  UNITED STATES INTERNATIONAL TRADE COMMISSION
                            WASHINGTON, D.C. 20436

                        Before the Honorable Sidney Harris
                            Administrative Law Judge

-----------------------------------)
                                   )
CERTAIN ENHANCED DRAM DEVICES      )
CONTAINING EMBEDDED CACHE          )    Investigation No. 337-TA-421
MEMORY REGISTERS, COMPONENTS       )
THEREOF, AND PRODUCTS              )
CONTAINING SAME                    )
                                   )
-----------------------------------)

                     JOINT MOTION TO TERMINATE INVESTIGATION
                     ---------------------------------------

Pursuant to Commission Rule 210.21(b), Complainant Enhanced Memory Systems, Inc. ("EMS") and Respondents NEC Corporation, NEC Electronics, Inc., and NEC USA, Inc. (collectively "NEC"), having entered into a Settlement and License Agreement jointly move to terminate the above captioned investigation as to all Respondents.

A public version of the Settlement and License Agreement is attached to this motion. Pursuant to Rule 210.21(b), the parties certify that there are no other agreements, written or oral, express or implied between the parties concerning the subject matter of the investigation.

                              Respectfully submitted,

Dated:  11-9-99               /S/ David A. York
      ----------               -----------------
                              David A. York
                              LATHAM & WATKINS
                              135 Commonwealth Drive
                              Menlo Park, California  94025
                              Tel: (650) 328-4600
                              Attorneys for Complainant
                              Enhanced Memory Systems, Inc.

Dated:  11-9-99               /S/ John J. Feldhaus
      ----------              --------------------
                              John J. Feldhaus
                              FOLEY & LARDNER
                              3000 K Street, N.W., Suite 500
                              Washington, D.C.  20007
                              Tel:  (202) 672-5300
                              Attorney for Respondents NEC Corporation,
                              NEC Electronics, Inc., and NEC USA, Inc.

                                 Page-12